                                                                    EXHIBIT 99.4

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma combined financial statements are based on the historical financial statements of SmarTalk TeleServices, Inc. ("SmarTalk"), SmarTel Communications, Inc. ("SmarTel"), GTI Telecom, Inc. ("GTI") and ConQuest Telecommunication Services Corp. ("ConQuest") adjusted to give effect to certain transactions and events. The unaudited pro forma combined statements of operations for the year ended December 31, 1996 and the nine month period ended September 30, 1997 give effect to (i) the merger of ConQuest and SmarTalk (the "Merger"), (ii) the September 1997 issuance by SmarTalk of $150,000,000 of Convertible Subordinated Notes, (iii) the acquisitions of GTI and SmarTel and (iv) the September 1997 settlement of $25,970,000 in subordinated notes issued by SmarTalk in connection with the GTI Acquisition as if they occurred on January 1, 1996. The unaudited pro forma combined balance sheet as of September 30, 1997 gives effect to the Merger. References in this document to data presented on a "pro forma basis" as of any date or for any period shall have the meaning set forth above with respect to such date or period.

     The unaudited pro forma combined financial statements give effect to the Merger in a transaction to be accounted under the purchase method of accounting and are based upon a preliminary allocation of the purchase price and upon the assumptions and adjustments described in the accompanying notes. The unaudited pro forma combined financial statements should be read in conjunction with the Financial Statements of SmarTalk and ConQuest. The unaudited pro forma combined financial statements are presented for information purposes only and are not necessarily indicative of the results that would have been reported or the financial position of SmarTalk had such events actually occurred on the dates specified, nor is it indicative of SmarTalk's future results or financial position. The results of operations for interim periods are not necessarily indicative of the results for the full year.

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

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                               SEPTEMBER 30, 1997

                                     ASSETS

                                                                     PRO FORMA
                                                                    ADJUSTMENTS        AS ADJUSTED
                                                                      FOR THE           PRO FORMA
                                    HISTORICAL      HISTORICAL      MERGER (NOTE         WITH THE
                                     SMARTALK        CONQUEST            1)               MERGER
Current assets:
  Cash and cash equivalents......  $150,817,327     $        --     $         --       $150,817,327
  Trade accounts receivable,
     net.........................    11,664,768       9,974,958               --         21,639,726
  Inventories....................     1,487,296         349,262               --          1,838,558
  Prepaid expenses...............     2,023,768         399,076               --          2,422,844
  Other current assets...........     4,270,655         541,136               --          4,811,791
                                   ------------     -----------      -----------       ------------
     Total current assets........   170,263,814      11,264,432               --        181,528,246
                                   ------------     -----------      -----------       ------------
Non-current assets:
  Property and equipment, net....     4,338,795       4,886,111               --          9,224,906
  Note receivable................            --              --               --                 --
  Debt issuance cost.............     4,664,997              --               --          4,664,997
  Other non-current assets.......       881,025       3,807,388               --          4,688,413
  Goodwill, net..................    93,012,218       1,046,055       67,040,803(b)     161,099,076
                                   ------------     -----------      -----------       ------------
          Total assets...........  $273,160,829     $21,003,986     $ 67,040,803       $361,205,618
                                   ============     ===========      ===========       ============

                          LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable...............  $  6,287,733     $ 3,002,385     $         --       $  9,290,118
  Deferred revenue...............    18,060,812       5,008,920               --         23,069,732
  Customer deposits..............            --          24,530               --             24,530
  Excise, sales and use taxes
    payable......................     3,638,229         440,438               --          4,078,667
  Accrued marketing costs........            --         223,369               --            223,369
  Other accrued expenses.........     3,752,826         551,370        3,350,000(b)       7,654,196
  Line of credit.................            --       1,901,452               --          1,901,452
  Current portion of long-term
    debt.........................            --              --               --                 --
  Current portion of capital
    lease obligations............        60,249              --               --             60,249
                                   ------------     -----------      -----------       ------------
    Total current liabilities....    31,799,849      11,152,464        3,350,000         46,302,313
                                   ------------     -----------      -----------       ------------
Long-term debt, less current
  portion........................   150,951,111       5,144,025               --        156,095,136
                                   ------------     -----------      -----------       ------------
    Total liabilities............   182,750,960      16,296,489        3,350,000        202,394,449
                                   ------------     -----------      -----------       ------------
Shareholders' equity:
  Preferred stock................            --              --               --                 --
  Common stock...................    97,879,224       4,941,188       (4,941,188)(a)
                                                                      68,398,300(b)     166,277,524
  Retained earnings (accumulated
    deficit).....................    (7,469,355)       (202,891)         202,891(a)      (7,469,355)
  Treasury stock, at cost........            --         (30,800)          30,800(a)              --
                                   ------------     -----------      -----------       ------------
    Total shareholders' equity...    90,409,869       4,707,497       63,690,803        158,808,169
                                   ------------     -----------      -----------       ------------
    Total liabilities and
      shareholders' equity.......  $273,160,829     $21,003,986     $ 67,040,803       $361,205,618
                                   ============     ===========      ===========       ============

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                                                                 CONVERTIBLE
                                                                                 PRO FORMA       SUBORDINATED         AS ADJUSTED
                                                                                ADJUSTMENTS         NOTES              PRO FORMA
                                                                               FOR COMPLETED      OFFERING           COMBINED FOR
                                   HISTORICAL    HISTORICAL                    ACQUISITIONS      ADJUSTMENTS           COMPLETED
                                    SMARTALK      SMARTEL     HISTORICAL GTI     (NOTE 1)         (NOTE 1)           ACQUISITIONS
Revenue..........................  $39,730,845   $1,946,606    $  9,175,357     $        --      $       --          $ 50,852,808
Cost of revenue..................   23,761,289      935,860       7,434,075              --              --            32,131,224
                                   -----------   -----------    -----------     -----------      -----------         ------------
  Gross profit...................   15,969,556    1,010,746       1,741,282              --              --            18,721,584
Sales and marketing..............   10,213,879      861,917       1,000,630              --              --            12,076,426
General and administrative.......    7,188,175      867,013       3,427,372       1,830,561(a)           --            13,313,121
                                   -----------   -----------    -----------     -----------      -----------         ------------
  Operating (loss) income........   (1,432,498)    (718,184)     (2,686,720)      1,830,561              --            (6,667,963)
Interest income..................    1,899,666        1,461              --              --              --             1,901,127
Interest expense.................     (965,173)          --        (405,181)        220,833(b)   (9,024,990) (c)(d)   (10,174,511)
                                   -----------   -----------    -----------     -----------      -----------         ------------
  (Loss)/Income before income
    taxes........................     (498,005)    (716,723)     (3,091,901)     (1,609,728)     (9,024,990)          (14,941,347)
Provision for income taxes.......           --           --              --              --              --                    --
                                   -----------   -----------    -----------     -----------      -----------         ------------
  Net/(loss) income..............  $  (498,005)  $ (716,723)   $ (3,091,901)    $(1,609,728)     $(9,024,990)        $(14,941,347)
                                   ===========   ===========    ===========     ===========      ===========         ============
Net loss per share...............                                                                                    $      (0.92)
                                                                                                                     ============
Weighted average number of common
  shares outstanding.............                                                                                      16,253,644
                                                                                                                     ============


                                                  PRO FORMA      AS ADJUSTED
                                                 ADJUSTMENTS      PRO FORMA
                                                   FOR THE         COMBINED
                                   HISTORICAL      MERGER          WITH THE
                                    CONQUEST      (NOTE 1)          MERGER
Revenue..........................  $36,384,544   $       --      $ 87,237,352
Cost of revenue..................   26,054,289           --        58,185,513
                                   -----------   -----------     ------------
  Gross profit...................   10,330,255           --        29,051,839
Sales and marketing..............    3,941,940           --        16,018,366
General and administrative.......    5,959,815    2,514,030 (e)    21,786,966
                                   -----------   -----------     ------------
  Operating (loss) income........      428,500   (2,514,030)       (8,753,493)
Interest income..................       83,267           --         1,984,394
Interest expense.................     (270,808)          --       (10,445,319)
                                   -----------   -----------     ------------
  (Loss)/Income before income
    taxes........................      240,959   (2,514,030)      (17,214,418)
Provision for income taxes.......      (93,974)      93,974 (f)            --
                                   -----------   -----------     ------------
  Net/(loss) income..............  $   146,985   $(2,420,056)    $(17,214,418)
                                   ===========   ===========     ============
Net loss per share...............                                $      (0.83)
                                                                 ============
Weighted average number of common
  shares outstanding.............                                  20,741,244
                                                                 ============

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

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                            CONVERTIBLE
                                                                          PRO FORMA         SUBORDINATED        AS ADJUSTED
                                                                         ADJUSTMENTS           NOTES             PRO FORMA
                                                                        FOR COMPLETED        OFFERING           COMBINED FOR
                             HISTORICAL    HISTORICAL     HISTORICAL    ACQUISITIONS        ADJUSTMENTS          COMPLETED
                              SMARTALK       SMARTEL         GTI          (NOTE 1)           (NOTE 1)           ACQUISITIONS
Revenue....................  $15,021,060   $ 5,034,192   $ 21,264,323    $                  $        --         $ 41,319,575
Cost of revenue............   10,198,971     4,100,955     18,294,789                                --           32,594,715
                             -----------   -----------    -----------    -----------        -----------         ------------
    Gross profit...........    4,822,089      (933,237)     2,969,534             --                 --            8,724,860
Sales and marketing........    4,511,291     1,306,635      6,575,261             --                 --           12,393,187
General and
  administrative...........    3,615,070     2,205,883        639,819      4,555,128(a)              --           11,015,900
Write-down of assets.......           --            --             --             --                 --                   --
                             -----------   -----------    -----------    -----------        -----------         ------------
    Operating loss.........   (3,304,272)   (2,579,281)    (4,245,546)    (4,555,128)                --          (14,684,227)
Interest income............      443,352         7,241             --             --                 --              450,593
Interest expense...........     (251,628)           --       (559,362)                       (9,317,857)(c)(d)   (10,128,847)
                             -----------   -----------    -----------    -----------        -----------         ------------
    Loss before income
      taxes................   (3,112,548)   (2,572,040)    (4,804,908)    (4,555,128)        (9,317,857)         (24,362,481)
Provision for income
  taxes....................           --                                          --                 --                   --
                             -----------   -----------    -----------    -----------        -----------         ------------
    Net loss...............  $(3,112,548)  $(2,572,040)  $ (4,804,908)   $(4,555,128)       $(9,317,857)        $(24,362,481)
                             ===========   ===========    ===========    ===========        ===========         ============
Net loss per share.........                                                                                     $      (1.82)
                                                                                                                ============
Weighted average number of
  common shares
  outstanding..............                                                                                       13,394,662
                                                                                                                ============


                                                                AS ADJUSTED
                                              PRO FORMA          PRO FORMA
                                             ADJUSTMENTS          COMBINED
                              HISTORICAL    FOR THE MERGER        WITH THE
                               CONQUEST        (NOTE 1)            MERGER
Revenue....................  $ 37,821,061              --       $ 79,140,636
Cost of revenue............    28,926,051              --         61,520,766
                              -----------     -----------       ------------
    Gross profit...........     8,895,010                         17,619,870
Sales and marketing........     2,856,212              --         15,249,399
General and
  administrative...........     6,883,849       3,352,040(e)      21,251,789
Write-down of assets.......       918,445              --            918,445
                              -----------     -----------       ------------
    Operating loss.........    (1,763,496)     (3,352,040)       (19,799,763)
Interest income............            --              --            450,593
Interest expense...........      (402,378)                       (10,531,225)
                              -----------     -----------       ------------
    Loss before income
      taxes................    (2,165,874)     (3,352,040)       (29,880,395)
Provision for income
  taxes....................       766,000        (766,000)(f)             --
                              -----------     -----------       ------------
    Net loss...............    (1,399,874)   $ (4,118,040)      $(29,880,395)
                              ===========     ===========       ============
Net loss per share.........                                     $      (1.67)
                                                                ============
Weighted average number of
  common shares
  outstanding..............                                       17,882,262
                                                                ============

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

              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

NOTE 1

     The Unaudited Pro Forma Combined Balance Sheet has been prepared to reflect the effect of the Merger as if it occurred on September 30, 1997 for an aggregate purchase price of $63,948,300 and estimated transaction costs of approximately $7,800,000. Pro forma adjustments are made to reflect:

          (a) The elimination of the equity of ConQuest on acquisition.

          (b) The adjustment to allocate the excess purchase price over the fair value of ConQuest's net assets at September 30, 1997 to goodwill.

                                                                      SEPTEMBER 30, 1997
                                                                      ------------------
             Purchase price (4,487,600(1) shares at $14.25 per
               share).............................................       $ 63,948,300
             Estimated transaction costs to be settled in SmarTalk
               Common Stock.......................................          4,450,000
             Estimated cash transaction costs.....................          3,350,000
                                                                          -----------
             Total purchase price (including transaction costs)...         71,748,300
             Less: Net assets acquired............................          4,707,497
                                                                          -----------
             Goodwill.............................................       $ 67,040,803
                                                                          ===========

     --------------------
     (1) Shares calculated as follows:

            ConQuest common shares outstanding............................    588,152
            Conversion rate...............................................       7.63
                                                                            ---------
            Total SmarTalk common stock to be issued......................  4,487,600
                                                                            =========

          Management has not yet allocated any of the excess purchase price to identifiable intangible assets such as intellectual property, in-process research and development, customer relationships or specific contracts as valuations of any potential intangible assets are not currently available. Should management identify such assets in the future, the useful life of any individual asset may differ from the goodwill amortization period of 20 years currently reflected in the Pro Forma Combined Statements of Operations.

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

NOTE 1

     The Unaudited Pro Forma Combined Statements of Operations give effect to the following pro forma adjustments necessary to reflect (i) the pending Merger;
(ii) the Convertible Subordinated Notes Offering; (iii) the acquisitions of GTI and SmarTel; and (iv) settlement of $25,970,000 in subordinated notes issued in connection with the GTI Acquisition as if all of the transactions occurred on January 1, 1996:

          (a) To record amortization of goodwill on the SmarTel and GTI acquisitions on a straight line basis over 20 years.

          (b) To exclude substantially all interest expense recorded on the subordinated notes issued on acquisition of GTI.

          (c) To record interest expense on the $150,000,000 principal amount of the Convertible Subordinated Notes.

          (d) Amortization of debt issuance costs over the life of the Convertible Subordinated Notes.

          (e) Amortization of goodwill on the Merger on a straight line basis over 20 years.

          (f) To adjust the tax benefit/(expense) for ConQuest given the continuing operating losses of SmarTalk.

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